FIRST AMENDMENT TO MASTER
                         CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO MASTER CREDIT AGREEMENT ("Amendment") is entered into as of August 16, 1996 among Matlack DE, Inc. ("the Company", Matlack, Inc. ("MI"), Safeway Chemical Transportation, Inc. ("SCI"), Brite-Sol Services, Inc. ("BSS"), (the Company, MI, SCI and BSS are referred to individually and collectively as the "Borrower"), Bank of America Illinois, individually and as Collateral Agent, and First Union National Bank (collectively, "the Banks").

     WHEREAS, the Borrower, the Banks, and Collateral Agent have entered into that certain Master Credit Agreement dated as of March 27, 1996 (the "Agreement"); and

     WHEREAS, the parties desire to further amend the Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto agrees as follows:

     1. Definitions. Unless otherwise defined herein, terms used herein have the meaning assigned to such terms in the Agreement.

     2. Amendments. Subject to the terms and conditions of this Amendment, the Agreement is hereby amended as follows:

     (a)  Section 1.01, definition of "Consolidated Adjusted Net
     Worth" is amended by adding the following sentence at the end of the definition: "For purposes of this definition, Subordinated Indebtedness shall not exceed 35% of Consolidated Net Worth."

     (b) Section 4.14 is amended by deleting "Minimum Net Worth" and substituting "Consolidated Adjusted Net Worth" in place thereof.

     3. Conditions Precedent. This Amendment shall become effective when all of the following conditions have been met:

          (a) the Borrower, the Banks and Collateral Agent shall each have signed a copy of this Amendment (whether the same or different copies); and

          (b) The Collateral Agent shall have received such other evidence as it may reasonably request to establish the consummation of the transactions contemplated hereby, the taking for all proceedings in connection herewith and compliance with the conditions set forth in this Amendment.

     4.  Miscellaneous.

          (a) Effect. This Amendment is specific in time and in intent and does not constitute, nor should be construed as, an amendment or waiver of any other right, power or privilege under the Agreement or under any agreement, contract, document or instrument mentioned in the Agreement; nor does it preclude other or further exercise hereof or the exercise of any other right, power or privilege, nor shall any amendment or waiver of any right, power, privilege or default hereunder, or under any agreement, contract, document or instrument mentioned in the Agreement, constitute an amendment or waiver of any other default of the same or of any other term or provision. Except as expressly modified hereby, all of the terms and provisions of the Agreement shall continue in full force and effect; and the Borrower hereby confirms each and every one of its respective obligations under the Agreement, as amended by this Amendment. Wherever the term "Agreement" is used in the Agreement and whenever the Agreement is referred to in any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement, as amended by this Amendment.

          (b) Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the day and year first above written.

Matlack DE, INC.

By: /s/ G. J. Trippitelli
Title:  President


Matlack, Inc.

By: /s/ G. J. Trippitelli
Title:  President

Safeway Chemical Transportation, Inc.

By: /s/ G. J. Trippitelli
Title:  President


Brite-Sol Services, Inc.

By: /s/ G. J. Trippitelli
Title:  President






Bank of America Illinois, as Collateral Agent

By: /s/ Nelson D. Albrecht
Title: Vice President


Bank of America Illinois, as Bank

By: /s/ Nelson D. Albrecht
Title: Vice President


First Union National Bank, as Bank

By: /s/  Patrick A. McGovern
Title:  Senior Vice President